EXHIBIT 10.1

Execution Copy

AMENDMENT NUMBER THREE

TO

MASTER REPURCHASE AGREEMENT

This AMENDMENT NUMBER THREE TO MASTER REPURCHASE AGREEMENT (this “Amendment”) is dated as of March 27, 2007, by and among HOMEBANC CORP., a Georgia corporation, and HOMEBANC MORTGAGE CORPORATION, a Delaware corporation, as sellers (each, a “Seller” and collectively, the “Sellers”) and LIQUID FUNDING, LTD., a Bermuda exempted company with limited liability, as buyer (the “Buyer”).

WITNESSETH

WHEREAS, the parties hereto have entered into that certain Master Repurchase Agreement dated as of March 27, 2006, as previously amended by Amendment Number One to Master Repurchase Agreement dated as of May 31, 2006 and by Amendment Number Two to Master Repurchase Agreement dated as of September 29, 2006 (as so amended, collectively, the “Repurchase Agreement”); and

WHEREAS, the parties hereto desire to further amend the Repurchase Agreement as specified herein;

NOW THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Repurchase Agreement.

Section 1.	Amendment.

(a) The definition of “Repurchase Date” in Section 2 of the Repurchase Agreement is hereby deleted in its entirety and is replaced with the following:

“ “Repurchase Date” shall mean the date on which a Seller is to repurchase the Purchased Mortgage Loans subject to a Transaction from Buyer as specified in the related Confirmation, or if not so specified on a date requested pursuant to Section 3(d) or on the Termination Date, including any date determined by application of the provisions of Sections 3, 14 or 15, which in no event shall be later than the Termination Date. If the Transaction is “open”, the Repurchase Date shall be one (1) Business Day after the date upon which either Buyer (in its sole discretion) or the applicable Seller (in its sole discretion) provides to the other written notice of its intention to sell or repurchase, as applicable, the applicable Mortgage Loans; provided that the Repurchase Date shall not, in any event, be later than the Termination Date.”

CH1 3777107v.1

(b) The definition of “Termination Date” in Section 2 of the Repurchase Agreement is hereby deleted in its entirety and is replaced with the following:

“ “Termination Date” shall mean March 27, 2008, or such later date as to which the parties hereto shall agree in writing.”

Section 2.       References. On and after the effective date of this Amendment, any reference in any Repurchase Document to the “Repurchase Agreement” shall mean and be a reference to the Repurchase Agreement as amended hereby.

Section 3.      Full Force and Effect. Except as specifically amended above, the Repurchase Agreement and the other Repurchase Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Section 4.        Counterparts; Governing Law. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

Section 5.       Effectiveness. This Amendment shall become effective as of the date hereof when counterparts of this Amendment shall have been accepted and agreed to by each of the parties hereto.

[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

                              IN WITNESS WHEREOF, the parties hereto have entered into this Amendment Number Three To Master Repurchase Agreement as of the date set forth above.

BUYER:

LIQUID FUNDING, LTD.

By: /s/ SARAH MOULE

Name: Sarah Moule

Title: Alternate Director to Fiona Gores

SELLERS:

HOMEBANC CORP.

By: /s/ JAMES L. KRAKAU

Name: James L. Krakau

Title: Senior Vice President

HOMEBANC MORTGAGE CORPORATION

By:	/s/ JAMES L. KRAKAU

Name: James L. Krakau

Title: Senior Vice President

3